UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2017

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 31, 2017, Equity Residential’s operating partnership, ERP Operating Limited Partnership, an Illinois limited partnership (the “Company”), agreed to issue $400,000,000 aggregate principal amount of 3.250% Notes due August 1, 2027 (the “2027 Notes”) and $300,000,000 aggregate principal amount of 4.000% Notes due August 1, 2047 (the “2047 Notes”, and together with the 2027 Notes, the “Notes”) in a public offering. The Company agreed to sell the Notes pursuant to a Terms Agreement, dated as of July 31, 2017, among the Company and each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein. The Notes will be issued pursuant to an Indenture, dated as of October 1, 1994, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (as successor to J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., successor to The First National Bank of Chicago) (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 9, 2004, by and between the Company and the Trustee, as further supplemented by the Second Supplemental Indenture, dated as of August 23, 2006, by and between the Company and the Trustee, as further supplemented by the Third Supplemental Indenture, dated as of June 4, 2007, by and between the Company and the Trustee, as further supplemented by the Fourth Supplemental Indenture, dated as of December 12, 2011, by and between the Company and the Trustee, and as further supplemented by the Fifth Supplemental Indenture, dated as of February 1, 2016, by and between the Company and the Trustee.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Terms Agreement dated July 31, 2017, among ERP Operating Limited Partnership and each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

1.2	Standard Underwriting Provisions dated July 31, 2017.

4.1	Form of 3.250% Note due August 1, 2027.

4.2	Form of 4.000% Note due August 1, 2047.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: August 2, 2017		By:	/s/ Mark J. Parrell
		Name:	Mark J. Parrell
		Its:	Executive Vice President and Chief Financial Officer

Date: August 2, 2017		By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
		Its:	Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	EQUITY RESIDENTIAL, its general partner

Date: August 2, 2017		By:	/s/ Mark J. Parrell
		Name:	Mark J. Parrell
		Its:	Executive Vice President and Chief Financial Officer

Date: August 2, 2017		By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
		Its:	Executive Vice President, General Counsel and Corporate Secretary

[Signature page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description
1.1	Terms Agreement dated July 31, 2017, among ERP Operating Limited Partnership and each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

1.2	Standard Underwriting Provisions dated July 31, 2017.

4.1	Form of 3.250% Note due August 1, 2027.

4.2	Form of 4.000% Note due August 1, 2047.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).